January 17, 2003

                        DREYFUS VARIABLE INVESTMENT FUND
                        -- INTERNATIONAL VALUE PORTFOLIO

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2002

      THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE INFORMATION IN THE THIRD PARAGRAPH CONTAINED IN THE SECTION OF THE PORTFOLIO'S PROSPECTUS ENTITLED "MANAGEMENT:"

      D. Kirk Henry serves as the primary portfolio manager of the portfolio. Mr. Henry has been a primary portfolio manager of the portfolio since June 2002 and has been employed by Dreyfus since May 1996 and by The Boston Company Asset Management LLC, an affiliate of Dreyfus, since 1994.

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